UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2005


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                        GOLDEN WEST FINANCIAL CORPORATION

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                          Commission file number 1-4629

           Incorporated Pursuant to the Laws of the State of Delaware

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420

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Item 2.03.  Creation of a Direct Financial Obligation

On December 1, 2005, Golden West Financial Corporation filed an automatically effective shelf registration statement with the Securities and Exchange Commission under new rules for well-known seasoned issuers. The shelf registration provides flexibility to issue from time to time up to $2 billion of debt securities.

This filing does not indicate that the shelf registration is material to the Company. The Company believes that any issuances under the shelf will be in the ordinary course of its business and expects that individual and aggregate issuances will not be material to the Company as a whole.

A copy of the press release attached as Exhibit 99.1 is incorporated herein by reference (other than information included on or linked from the Company's website, referenced in such release, which is not incorporated by reference into this report).




Exhibit No.            Exhibit
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99.1                   Press Release dated December 1, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  GOLDEN WEST FINANCIAL CORPORATION

                                  Dated:  December 1, 2005

                                  /s/ Russell W. Kettell
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                                  Russell W. Kettell
                                  President and Chief Financial Officer